September 24, 2008

DREYFUS PREMIER EQUITY FUNDS, INC.
- DREYFUS PREMIER GROWTH AND INCOME FUND

Supplement to Prospectus
dated February 1, 2008

The Board of Directors of Dreyfus Premier Equity Funds, Inc. has approved the liquidation of Dreyfus Premier Growth and Income Fund (the "Fund"), effective on or about January 9, 2009 (the "Liquidation Date"). Accordingly, effective on or about October 24, 2008, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before October 24, 2008.

In addition, effective on September 24, 2008, the contingent deferred sales charge applicable to redemptions of Class B and Class C shares and certain Class A and Class T shares of the Fund will be waived on any redemption of such Fund shares.

Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts ("IRAs") and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Money Market Fund") to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash. Investors may obtain a copy of the Prospectus of the Money Market Fund by calling 1-800-645-6561.